Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K/A

                                Amendment Number 1


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): September 30, 2002



                        Commission File Number: 333-57780



                             InterCare.com-dx, Inc.
             (Exact name of registrants specified in its charter)



               California                                 95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183


    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)










































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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events

          On September 30, 2002, the Board of Directors of the registrant by way of written Consent voted to adopt the Audit Committee Charter.

ITEM  6.  Resignation  of  Registrant's  Directors        Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

EXHIBIT  ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Audit Committee Charter  adopted  by  the  Board of Directors of  the  registrant.

Exhibit  99.2  -   Written  Consent  of  the  Board  of  Directors  of the
                   Registrant  approving  the  Audit  Committee  Charter.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     InterCare.com-dx, Inc.
                                           (Registrant)



Date:  September  30, 2002              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)





































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EXHIBIT 99.1

AUDIT  COMMITTEE  CHARTER

Function  of  the  Audit  Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to:

     the  integrity  of  the  financial  statements  of  the  corporation;
the Corporation's system of internal controls; and the independence and performance of the Corporation's internal and outside auditors.

The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The internal auditing department examines and evaluates the adequacy and effectiveness of the Corporation's system of internal controls. The outside auditor is responsible for planning and carrying out a proper audit and reviews in accordance with generally accepted auditing standards.

The Audit Committee has the powers and responsibilities set forth in this Charter, but not the duty to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. While the Audit Committee provides an avenue for communication among the internal auditing department, the outside auditors, and management and the Board of Directors, it is not the responsibility of the Audit Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditor or to assure compliance with laws.

Composition  and  Meetings  of  the  Audit  Committee

The Audit Committee will consist of at least one board member. Each member of the Audit Committee must be independent of management and free from any relationship with the Corporation that would interfere with the exercise of independent judgment as an Audit Committee member. In determining independence, the Board will observe the requirements of the NASD. Each member of the Audit Committee must be "financially literate" or must become "financially literate" within a reasonable period of time after appointment to the Audit Committee. The Board will determine, in its business judgment, whether a director meets the financial literacy requirement.

At least one member of the Audit Committee must have "accounting or related financial management expertise", as determined by the Board in its business judgment. In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in this Charter, the Audit Committee shall meet separately at least annually with management, the director of the internal auditing department, the outside auditors, and as a Committee to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. In addition, the Audit Committee shall communicate with senior financial management and the outside auditors quarterly to review the Corporation's interim unaudited financial statements and significant findings, if any, based upon the auditors' limited review procedures.

Outside  Auditor

The outside auditor for the Corporation is ultimately accountable to the Board and the Audit Committee. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. Alternatively, the Audit Committee and the Board may nominate the outside auditor to be proposed for shareowner approval or appoint such auditor subject to ratification by shareowners.

Powers  and  Responsibilities  of  the  Audit  Committee

The  Audit  Committee  will:

     Review and Recommend Outside Auditors. Review the performance of the outside auditors and recommend to the Board annually, and at other appropriate times, the firm to be retained as the Corporation's outside auditors Review Independence of Outside Auditors. In connection with recommending the firm to be retained as the Corporation's outside auditors, review the information provided by management and the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors. The Audit Committee is responsible for:

(i) ensuring that the outside auditor submits on a periodic basis, and at least annually, to the Audit Committee a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard No. 1,
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(ii)     actively  engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor and
(iii) recommending that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

Review Compensation of Outside Auditors. Review the fees paid to the outside auditors for audit and non-audit services.

     Review Audit Plan. Review with the outside auditors their plans for, and the scope of, their annual audit and other examinations.

Review Annual Financial Statements and Audit Results. Review with appropriate officers of the Corporation and the outside auditors the annual audited financial statements to be included in the Corporation's Annual Report on Form 10-K and Annual Report to Shareowners. Review with the outside auditors the report of their annual audit, including matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit and the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting, and the accompanying management letter, if any, and including whether any restrictions have been placed on the scope of their activities or if there has been any lack of adequate response to their recommendations. Based upon these discussions and reviews, and on its assessment of the independence of the outside auditor, the Audit Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K and Annual Report to Shareowners.

Review Quarterly Financial Statements. Review, prior to the Corporation's public release of quarterly earnings, with appropriate officers of the Corporation and the outside auditors the quarterly financial statements to be included in the Corporation's Quarterly Reports on Form 10-Q, and discuss with the outside auditors their reviews of the Corporation's quarterly financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the matters, if any, required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

Review Appointment of Director of Internal Auditing. Review the appointment and replacement of the director of the internal auditing department.

Review Internal Audit Plans. Review with the director of the internal auditing department and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities.

Review Internal Audit Reports. Review with the director of the internal auditing department and appropriate members of the staff of the internal auditing department the periodic reports of the audit activities, examinations and results thereof of the internal auditing department.

Review Systems of Internal Accounting Controls. Review with the outside auditors, the director of the internal auditing department, the Chief Financial Officer and the Controller and, if and to the extent deemed appropriate by the Chairman of the Audit Committee, members of their respective staffs, the adequacy of the Corporation's internal accounting controls and of the Corporation's financial, auditing and accounting organizations and personnel.

     Review Legal Matters. On a periodic basis, and at least annually, review with the Corporation's General Counsel any legal matters that could have a material impact on the financial statements.

Securities Exchange Act Section 10A. Obtain from the outside auditor assurance that it will inform the Corporation's management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Corporation's financial statements, and assure that such information has been conveyed to the Audit Committee.

Review Corporate Compliance Program. Review on a periodic basis, and at least annually, management's monitoring of the Corporation's Corporate Compliance Program.















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EXHIBIT 99.2

                                 WRITTEN  CONSENT

                            OF  THE  BOARD  OF  DIRECTOR  OF

                              InterCare.com-dx, Inc.
                             ----------------------
                             a  California  Corporation

     Pursuant to the authority of California Corporation Code , the undersigned, being the Board of Directors of InterCare.com-dx, Inc., a California corporation, does hereby adopt and consent to the following recitals and resolution:

     Approval  of  The  Audit  Committee  Charter

     WHEREAS, it has been presented to the board of directors, a draft copy of the proposed Audit Committee Charter for review and approval.

WHEREAS, it is deemed advisable and in the best interest of this corporation and its shareholders that the Audit Committee Charter be approved as presented.

NOW THEREFORE BE IT RESOLVED, that the Audit Committee Charter Document, be and hereby are, approved and without further modification;

     RESOLVED FURTHER, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolution.

     This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.

Dated  as  of  September 30    2002.
                                       /s/  Anthony  C.  Dike
                                 ______________________________________
                         Anthony  C.  Dike,  M.D.,  Chairman/CEO/Director

                                   /s/  Russ Lyon
                                  _____________________________________
                                    Russ Lyon, President/CTO/Director

                                  /s/  Randall Maxey, M.D.
                                _____________________________________
                                      Randall Maxey,  Director

                                  /s/  Jude Uwaezuoke
                               ____________________________________
                                     Jude Uwaezuoke,  Director
































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